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                                 EXHIBIT M

                          JOINT FILING AGREEMENT


                  The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of Amati Communications Corporation dated January 1, 1997 and any amendments thereto signed by each of the undersigned shall be filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.


January 1, 1997                         QUANTUM INDUSTRIAL PARTNERS LDC


                                        By: /s/ Sean C. Warren
                                        Sean C. Warren
                                        Attorney-in-Fact


January 1, 1997                         QIH MANAGEMENT INVESTOR, L.P.

                                        By:      QIH Management, Inc.
                                                 its Sole General Partner


                                                 By: /s/ Sean C. Warren
                                                          Sean C. Warren
                                                          Vice President


January 1, 1997                         QIH MANAGEMENT, INC.


                                        By: /s/ Sean C. Warren
                                        Sean C. Warren
                                        Vice President


January 1, 1997                         SOROS FUND MANAGEMENT LLC



                                        By: /s/ Sean C. Warren
                                        Sean C. Warren
                                        Managing Director

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January 1, 1997                         GEORGE SOROS



                                        By: /s/ Sean C. Warren
                                        Sean C. Warren
                                        Attorney-in-Fact


January 1, 1997                         STANLEY F. DRUCKENMILLER



                                        By: /s/ Sean C. Warren
                                        Sean C. Warren
                                        Attorney-in-Fact


January 1, 1997                         S-C PHOENIX HOLDINGS, LLC



                                        By: /s/ Sean C. Warren
                                        Sean C. Warren
                                        Manager


January 1, 1997                         WINSTON PARTNERS, L.P.

                                        By:   Chatterjee Fund Management, L.P.
                                              General Partner

                                                 By:  Purnendu Chatterjee,
                                                 General Partner



                                                 By:/s/ Peter A. Hurwitz
                                                          Peter A. Hurwitz
                                                          Attorney-in-Fact


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January 1, 1997                         CHATTERJEE FUND MANAGEMENT, L.P.

                                        By:      Purnendu Chatterjee,
                                                 General Partner


                                                 By: /s/ Peter A. Hurwitz
                                                          Peter A. Hurwitz
                                                          Attorney-in-Fact


January 1, 1997                         WINSTON PARTNERS II LDC



                                        By: /s/ Peter A. Hurwitz
                                                 Peter A. Hurwitz
                                                 Attorney-in-Fact


January 1, 1997                         WINSTON PARTNERS II LLC

                                        By:      Chatterjee Advisors LLC, its
                                                 Manager


                                                 By: /s/ Peter A. Hurwitz
                                                          Peter A. Hurwitz
                                                          Manager


January 1, 1997                         CHATTERJEE ADVISORS LLC


                                        By: /s/ Peter A. Hurwitz
                                                 Peter A. Hurwitz
                                                 Manager


January 1, 1997                         CHATTERJEE MANAGEMENT COMPANY


                                        By: /s/ Peter A. Hurwitz
                                                 Peter A. Hurwitz
                                                 Vice President



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January 1, 1997                         PURNENDU CHATTERJEE


                                        By: /s/ Peter A. Hurwitz
                                                 Peter A. Hurwitz
                                                 Attorney-in-Fact